UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2018 (July 11, 2018)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 North Dairy Ashford
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 Election of Directors

On July 11, 2018, the Board of Directors of ConocoPhillips (the “Company”) voted to increase the size of the Board from 10 members to 11 members and to elect Mr. Jeffrey A. Joerres to the Board of Directors of the Company, to serve until his successor shall have been duly elected and qualified or until his earlier resignation or removal.  Mr. Joerres will serve as a member of the Audit and Finance Committee and the Committee on Directors’ Affairs.  Mr. Joerres will receive compensation in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company’s Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of Stockholders under the heading “Non-Employee Director Compensation” (and such description is incorporated herein by reference).

There is no arrangement or understanding between Mr. Joerres and any other person pursuant to which Mr. Joerres was appointed as a director.  Mr. Joerres does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01                                                       Regulation FD Disclosure.

On July 11, 2018, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Joerres to the Board of Directors.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01                                                       Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

	By:	/s/ Janet Langford Carrig
July 11, 2018		Janet Langford Carrig
Senior Vice President, Legal, General Counsel and Corporate Secretary